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                                                                     EXHIBIT 4.1

(Front Side of Stock Certificate)

Number ____________

Shares ___________

Class A Common Stock

M-TRON INDUSTRIES, INC.
Incorporated Under the Laws of the State of Delaware

CUSIP Number ______________

THIS CERTIFIES THAT _________________________________

is the owner of ______________________________________

FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK,
PAR VALUE $.01 PER SHARE, OF

M-TRON INDUSTRIES, INC. transferrable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

[SEAL]

Dated: ____________________

---------------------------
         Secretary

---------------------------
         President

COUNTERSIGNED AND REGISTERED:
American Stock Transfer & Trust Company
Transfer Agent and Registrar.




------------------------------
Authorized Signature.


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(Reverse Side of Stock Certificate)

At every meeting of the stockholders, every holder of Class A Common Stock shall be entitled to one vote, and every holder of Class B Common Stock shall be entitled to five (5) votes, in person or by proxy for each share of Class A Common Stock or Class B Common Stock, respectively, standing in the holder's name on the transfer books of the Corporation. The Class A Common Stock and the Class B Common Stock have such other powers, designations, preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions of such preferences and/or rights as set forth in the Amended and Restated Certificate of Incorporation of the Corporation, as amended from time to time, and the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations:

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

         TEN COM - as tenants in common                       UNIF GIFT MIN ACT - _____ Custodian _______
         TEN ENT  - as tenants by the entireties                                  (Cust)          (Minor)
         JT TEN       - as joint tenants with right                                     under Uniform Gifts to Minors
                        of survivorship and not as tenants                              Act ________________
                        in common                                                               (State)

                                                             UNIF TRF MIN ACT - ______ Custodian (until age ___)
                                                                                _______ under Uniform Transfers
                                                                                 (Minor)
                                                                                to Minors Act ______________
                                                                                                 (State)
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    Additional abbreviations may also be used though not in the above list.


For value received, __________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE


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----------------------

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

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                   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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______________________________________________________________________________________________________ Shares
of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint


___________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: ________________

                                                              X
                                                              ----------------------------------------------------------------------


                                                              X
                                                              ----------------------------------------------------------------------
                                                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                                              MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
                                                              FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                                              ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed

By _________________________________________
     THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
      ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK- BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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